Exhibit 10.2

GOODRX HOLDINGS, INC.

FOURTH AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

ARTICLE I

Purpose of Plan

This Fourth Amended and Restated 2015 Equity Incentive Plan (the “Plan”) of GoodRx Holdings, Inc. (as defined below, the “Company”), adopted by the Board of Directors of the Company on January 31, 2020, for executives, directors, consultants, other service providers and key employees of the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and to remain in its employ or to continue to provide services to the Company. The availability and offering of equity awards under the Plan also increases the Company’s ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. This Plan is a compensatory benefit plan within the meaning of Rule 701 of the Securities Act of 1933, as amended, and, unless and until the Company’s Common Stock is publicly traded, the issuances of shares of the Company’s Common Stock in respect of Awards granted under the Plan are, to the extent permitted by applicable federal securities laws, intended to qualify for the exemption from registration under Rule 701 of the Securities Act.

ARTICLE II

Definitions

For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

“Affiliate” of a Person means any Legal Entity controlled by such person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Legal Entity whether through the ownership of voting securities, contract or otherwise.

“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock or Restricted Stock Units.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall have the meaning ascribed to such term in any written employment or service agreement in effect on the date of determination between the Company or any subsidiary or affiliate of the Company, on the one hand, and Participant, on the other hand, or in the absence of any such written agreement, shall mean (i) the past or present commission by a Participant of a felony or other serious crime or the commission of any act or omission involving fraud with respect to the Company or any of its subsidiaries or any of their respective customers, suppliers, vendors or other business relations, (ii) a Participant’s reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing the Company or any of its subsidiaries public disgrace or disrepute or material economic harm, (iii) a material failure by Participant to perform Participant’s responsibilities or duties to the Company under any written employment or service agreement between the Company or any subsidiary of the Company and such Participant or those other responsibilities or duties as reasonably directed by the Board, the Chief Executive Officer or any Co-Chief Executive Officer of the Company or any subsidiary of the Company, (iv) any act or omission by a Participant aiding or abetting a competitor, supplier, customer, vendor or other business relation of the Company or any of its subsidiaries to the material disadvantage or detriment of the Company or any of its subsidiaries, (v) a Participant’s breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its subsidiaries, or (vi) the commission of any act or omission by a Participant involving dishonesty or disloyalty to the material detriment of the Company or any of its subsidiaries or any other act or omission that brings the Company or any of its subsidiaries into substantial public disrepute.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

“Common Stock” shall mean the Company’s Common Stock, par value $0.002 per share, or if the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

“Company” shall mean GoodRx Holdings, Inc., a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of GoodRx Holdings, Inc., as such term is defined in Code §424(f).

“Disability” shall have the meaning ascribed to such term in any written employment or service agreement between a Participant and the Company; provided that if no such written agreement exists, then such term shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of any Participant to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

“Dividend Equivalent” shall mean a right granted to a Participant pursuant to Section 5.3(e) hereof to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock.

“Employee Shares” means, collectively, the Option Shares, the Purchased Shares and any other shares of Common Stock acquired in connection with grant, vesting or settlement of any Award.

“Fair Market Value” of the Common Stock shall mean a value of such stock as determined by using a reasonable valuation method and taking into account all relevant factors determinative of value, as determined in good faith by the Board, pursuant to Treasury Regulation Section 1.409A-1(b)(5)(iv)(B)(1).

“Good Reason” shall have the meaning ascribed to such term in any written employment agreement in effect on the date of determination between the Company or any subsidiary or affiliate of the Company, on the one hand, and Participant, on the other hand, or in the absence of any such written agreement, shall mean any substantial reduction in Participant’s base salary (other than pursuant to a pay reduction applicable to a substantial portion of the Company’s workforce).

“Legacy Options” shall mean any options granted under the Legacy Plan and assumed pursuant to Section 1.5(b) of the Purchase Agreement.

“Legacy Plan” shall mean the GoodRx, Inc. 2011 Stock Plan, as amended on June 12, 2015, and as may have been further amended and as in effect as of the date hereof.

“Option” means any options to purchase shares of Common Stock granted to a Participant by the Company under this Plan.

“Option Shares” means the shares of the Common Stock acquired (or to be acquired) pursuant to the exercise of any Option.

“Original Cost” of each Option Share will be equal to the price paid therefor (in each case, as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting such share of Common Stock subsequent to any such purchase).

“Participant” shall mean any executive, director, consultant, other service provider or key employee of the Company who has been selected to participate in the Plan by the Board (or a committee appointed thereby).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Offering” means any offering by the Company of its Common Stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended from time to time, or any comparable statement under any similar federal statute then in force.

“Purchase Agreement” shall mean that certain Stock Purchase Agreement, dated as of September 14, 2015 (as may be amended or modified from time to time in accordance with its terms), by and among the Company, the stockholders and optionholders of GoodRx, Inc., a Delaware corporation, the Stockholder Representative (as defined therein) and the other signatories thereto.

“Purchased Shares” means any shares of the Common Stock purchased by or granted to a Participant by the Company under this Plan.

“Restricted Stock” means Common Stock awarded to a Participant pursuant to Article V below that is subject to certain vesting conditions and other restrictions.

“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share of Common Stock or an amount in cash or other consideration determined by the Board equal to the value thereof as of such settlement date, which right may be subject to certain vesting conditions and other restrictions.

“Sale of the Company” means a transaction among the Company or any holding company of the Company and an independent third party or group of independent third parties pursuant to which such party or parties (i) acquire capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company’s capital stock or otherwise), or (ii) acquire or obtain an exclusive license to all or substantially all of the Company’s assets determined on a consolidated basis.

“Stockholders Agreement” means that certain Amended and Restated Stockholders Agreement, dated as of October 12, 2018, by and among the Company and certain Stockholders (as defined therein) party thereto, as may be amended or modified from time to time in accordance with its terms.

ARTICLE III

Administration

The Plan shall be administered by the Board (or a committee appointed thereby). Subject to the limitations of the Plan, the Board shall have the sole and complete authority to: (i) select Participants, (ii) grant Awards to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Awards as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Award granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Board’s determinations on matters within its authority shall be conclusive and binding upon Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Board may, to the extent permissible by law, delegate any of its authority hereunder to such Persons as it deems appropriate.

ARTICLE IV

Limitation on Aggregate Shares

The number of shares of Common Stock (i) with respect to which Awards may be granted under the Plan shall not exceed, in the aggregate, 28,615,135 shares, and (ii) which may be issued upon the exercise of Legacy Options shall not exceed, in the aggregate, 5,480,225 shares; provided that the type and the aggregate number of shares which may be subject to Awards shall be subject to adjustment in accordance with the provisions of Section 6.11 below; provided further that, to the extent any Awards expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of shares of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available for issuance under the Plan (including upon the exercise of the Legacy Options) may be either authorized and unissued shares, shares purchased on the open market (if applicable), treasury shares or a combination thereof, as the Board shall determine.

ARTICLE V

Awards

5.1 Options.

(a) Options. The Board may grant Options to Participants in accordance with this Article V.

(b) Form of Option. Options granted under this Plan shall be nonqualified stock options and are not intended to be “incentive stock options” within the meaning of Code §422 or any successor provision. The Options issued hereunder are intended to avoid the treatment as deferred compensation of the Participant under Code §409A (or Treasury Regulations or other official IRS guidance issued under Code §409A). However, neither the Company nor any of its affiliates shall make any representations with respect to the application of Code §409A to the Options and, by the acceptance of the Options, the Participants shall agree to accept the potential application of Code §409A to the Options and the other tax consequences of the issuance, vesting, ownership, modification, adjustment, exercise and disposition of the Options. In the event that, after the issuance of an Option under the Plan, Code §409A or the regulations thereunder are amended, or the IRS or Treasury Department issues additional guidance interpreting Code §409A, the Board may modify the terms of any such previously issued Option to the extent the Board determines that such modification is necessary to comply with the requirements of Code §409A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on any Participant by Code §409A or damages for failing to comply with Code §409A.

(c) Exercise Price. The Option exercise price per share of Common Stock shall be fixed by the Board at not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

(d) Exercisability. Options shall be exercisable at such time or times as the Board shall determine at or subsequent to grant.

(e) Payment of Exercise Price. Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Company’s Secretary) accompanied by payment in full of the Option exercise price. Payment of the Option exercise price shall be made in cash (including check, bank draft or money order) or, in the discretion of the Board, by (i) delivery of a promissory note, (ii) surrendering Common Stock that has been owned by Participant for at least six months and that has a Fair Market Value equal to the exercise price, (iii) by delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) any combination of the foregoing (in each case, if in accordance with policies approved by the Board).

(f) Terms of Options. The Board shall determine the term of each Option, which term shall in no event exceed ten years from the date of grant.

5.2 Restricted Stock. The Board shall have the power and authority to issue, sell and/or grant to any Participant shares of Common Stock at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions and restrictions that are consistent with this Plan and established by the Board. Restricted Stock sold or granted under this Plan shall be subject to such terms and evidenced by an Award Agreement (as defined below).

5.3 Restricted Stock Units.

(a) General. The Board may grant to Participants Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an applicable Award Agreement.

(b) Terms and Conditions for Restricted Stock Unit Awards. The Board shall determine and set forth in the applicable Award Agreement the terms and conditions applicable to each Restricted Stock Unit Award, including the conditions for vesting (or forfeiture), if any.

(c) Settlement. Upon the vesting of a Restricted Stock Unit, Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash or other property equal to the Fair Market Value of one share of Common Stock on the settlement date, as the Board shall determine and as provided in the applicable Award Agreement. The Board may provide that settlement of Restricted Stock Units shall occur upon or as soon as reasonably practicable after the vesting of Restricted Stock Units or shall instead be deferred, on a mandatory basis or at the election of Participant, in a manner that complies with Section 409A of the Code.

(d) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units unless and until such shares are delivered in settlement hereof.

(e) Dividend Equivalents. To the extent provided by the Board, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for such Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid, as determined by the Board, subject, in each case, to such terms and conditions as the Board shall establish and set forth in the applicable Award Agreement.

ARTICLE VI

General Provisions

6.1 Conditions and Limitations on Exercise/Settlement. Awards may vest and be made exercisable or settled in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company of certain performance goals, as the Board shall decide in each case when the Awards are granted.

6.2 Sale of the Company. In the event of a Sale of the Company, except as otherwise provided in a Participant’s Award Agreement, the Board may provide, in its discretion, that (i) any unvested Award shall be terminated without payment of any kind or (ii) any unvested Award shall immediately vest, causing, in the case of Options, such Option to be immediately exercisable; or (iii) that any Award (vested or unvested) shall be terminated in exchange for a cash payment in such amount as the Board may determine, but not less than the Fair Market Value per share of Common Stock (measured as of the date of such Sale of the Company) or, in the case of any Option, not less than the product of (A) the excess of the Fair Market Value per share of Common Stock (measured as of the date of such Sale of the Company) over such Option’s exercise price multiplied by (B) the number of shares of Common Stock issuable upon exercise of such Option.

6.3 Written Agreement. Each Award granted hereunder to a Participant shall be embodied in a written agreement (an “Award Agreement”) which shall be signed by Participant and by the President, the Chief Executive Officer or any Vice President of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions prescribed in the Award Agreement (including, but not limited to, (i) the right of the Company and such other Persons as the Board shall designate (“Designees”) to repurchase from each Participant, and such Participant’s transferees, all shares of Common Stock issued to such Participant on the exercise of an Option in the event of such Participant’s termination of employment in accordance with the provisions of Section 6.10 below, (ii) rights of first refusal granted to the Company and Designees, (iii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iv) any other terms and conditions which the Board shall deem necessary and desirable).

6.4 Listing, Registration and Compliance with Laws and Regulations; Conditions on Issuance. Awards shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Awards upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Awards or the issuance or purchase of shares thereunder, no Awards may be granted, settled or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The holders of such Awards shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b)

of the Securities Exchange Act of 1934, as amended, the Board may at any time impose any limitations upon the vesting, settlement or exercise of an Award that, in the Board’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Board, may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holders thereof.

6.5 Legacy Plan. Notwithstanding anything in this Plan to the contrary, all Legacy Options assumed by the Company pursuant to Section 1.5(b) of the Purchase Agreement shall be governed by the terms and conditions of the Legacy Plan which is attached hereto as Exhibit 1 and incorporated herein by reference; provided that the Legacy Plan shall be amended as follows:

(a) the phrase “GoodRx, Inc.” shall be replaced in each instance where it occurs with the phrase “GoodRx Holdings, Inc.”;

(b) the definition of “Stock” and “Share” shall be amended and restated in their entirety to mean “Common Stock” as defined herein;

(c) all references to “Plan” shall be replaced with in each instance where they occur with “Legacy Plan”;

(d) Section 4(b) shall be amended and restated in its entirety to provide: “Notwithstanding anything herein to the contrary, from and after October 7, 2015, no direct award or sale of Shares pursuant to Section 5 or grant of Legacy Options to purchase Shares pursuant to Section 6 shall be made under the Legacy Plan.”; and

(e) the phrase “The common stockholders holding at least a majority of the outstanding common stock of the Company (the “Majority in Interest of the Stockholders”)” in the first sentence of Section 9 shall be amended and replaced with the phrase “The stockholders holding at least a majority of the outstanding capital stock of the Company, voting on an as converted basis (the “Majority in Interest of the Stockholders”)”.

6.6 Nontransferability. Awards may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, Awards may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

(a) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Option shall pass by will or the laws of descent and distribution; and

(b) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Board in such Participant’s Award Agreement.

6.7 Expiration of Options.

(a) Normal Expiration. In no event shall any part of any Option be exercisable after the date of expiration thereof (the “Expiration Date”), as determined by the Board pursuant to Section 5.1(f) above.

(b) Early Expiration Upon Termination of Employment. Except as otherwise provided by the Board in the Award Agreement, any portion of a Participant’s Option that was not vested and exercisable on the date of the termination of such Participant’s employment for any reason (such date, the “Termination Date”) shall expire and be forfeited as of such date, and any portion of a Participant’s Option that was vested and exercisable on the date of the termination of such Participant’s employment shall expire and be forfeited as of such date, except that: (i) if any Participant dies or becomes subject to any Disability, such Participants Option shall expire 180 days after the date of his death or Disability, but in no event after the Expiration Date, (ii) if any Participant voluntarily resigns for any reason or if any Participant is discharged other than for Cause, such Participant’s Option shall expire 30 days after the date of such resignation or discharge, as applicable, but in no event after the Expiration Date.

6.8 Withholding of Taxes. The Company and its affiliates shall be entitled, if necessary or desirable, to deduct and withhold from any Participant or affiliate thereof from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company or any of its affiliates in connection with the grant, issuance, vesting, settlement, ownership, modification, adjustment, disposition, exercise or otherwise with respect to any Award, and the Company may defer such event unless indemnified to its satisfaction. The Company, in its discretion, may permit shares of Common Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value; provided, however, that the aggregate Fair Market Value of the number of shares of Common Stock that may be used to satisfy tax withholding requirements may not exceed the minimum applicable statutory withholding rates.

6.9 Participant Acknowledgments. In connection with the grant of any Award as set forth herein, each Participant acknowledges and agrees, that as a condition to any such grant:

(a) Except as required by applicable law, the Company will have no duty or obligation to disclose to any Participant, and no Participant will have any right to be advised of, any material information regarding the Company or its subsidiaries at any time prior to, upon or in connection with the repurchase of any Employee Shares upon the termination of such Participant’s employment with the Company or any of its subsidiaries or as otherwise provided under this Plan or any written agreement evidencing the grant of any Option or the issuance of any shares of Common Stock.

(b) Such Participant will have consulted, or will have had an opportunity to consult with, independent legal counsel regarding his or her rights and obligations under this Plan and any written agreement evidencing any grant of any Award and he or she fully understands the terms and conditions contained herein and therein.

(c) Prior to the issuance of any shares of Common Stock in respect of any Award, such Participant will deliver to the Company an executed consent from such Participant’s spouse (if any) in the form of Exhibit 2 attached hereto. If, at any time subsequent to the date such Participant is issued any shares of Common Stock in respect of any Award, such Participant becomes legally married (whether in the first instance or to a different spouse), such Participant shall cause his or her spouse to execute and deliver to the Company a consent in the form of Exhibit 2 attached hereto. Such Participant’s failure to deliver the Company an executed consent in the form of Exhibit 2 at any time when such Participant would otherwise be required to deliver such consent shall constitute such Participant’s continuing representation and warranty that such Participant is not legally married as of such date.

(d) The information, observations and data (including trade secrets) obtained by Participant while employed by the Company or any of its subsidiaries concerning the business or affairs of the Company or any of its subsidiaries (“Confidential Information”) are the property of the Company or such subsidiaries. Therefore, Participant agrees that Participant shall not disclose to any person or entity or use for Participant’s own purposes any Confidential Information or any confidential or proprietary information of other persons or entities in the possession of the Company and its subsidiaries (“Third Party Information”), without the prior written consent of the Board, unless and to the extent that the Confidential Information or Third Party Information becomes generally known to and available for use by the public other than as a result of Participant’s acts or omissions. Participant shall deliver to the Company at the termination or expiration of Participant’s employment with the Company and its subsidiaries, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer files, disks and tapes, printouts and software and other documents and data (and copies thereof) embodying or relating to Third Party Information, Confidential Information, or the business of the Company or any if its subsidiaries which Participant may then possess or have under his or her control. If a written employment or service agreement in effect on the date of determination between a Participant, solely in Participant’s capacity as an employee, consultant or other agent of the Company or any subsidiary or affiliate thereof and not in Participant’s capacity as an equityholder of the Company or any subsidiary or affiliate thereof, on the one hand, and the Company or any subsidiary or affiliate thereof, on the other hand, contains covenants relating to confidential information similar to the restrictions contained in this Section 6.9(d), such other covenants shall apply with respect to such Participant in lieu of the covenants set forth herein.

(e) As a condition to exercise of any portion of any Option or Legacy Option held by Participant or the issuance of any shares of Common Stock by the Company under the Plan in respect of any Award: (i) Participant shall execute a counterpart to the Stockholders Agreement binding Participant to the terms and conditions contained therein, and (ii) if Participant is married at the time of exercise, Participant shall deliver to the Company a counterpart to the Stockholders Agreement executed by Participant’s spouse binding Participant’s spouse to conditions contained therein. In addition, if Participant becomes legally married (whether in the first instance or to a different spouse) subsequent to exercise of any portion of any Option or Legacy Option held by Participant or subsequent to the issuance of any shares of Common Stock by the Company under the Plan in respect of any Award, but prior to the Termination Date, Participant shall cause Participant’s spouse to execute and deliver to the Company a counterpart to the Stockholders Agreement binding Participant’s spouse to the conditions contained therein. Following Participant’s execution of a counterpart to the Stockholders Agreement, in the event of a conflict between the Stockholders Agreement and the Plan, the provisions of the Stockholders Agreement shall prevail.

6.10 Repurchase Option.

(a) Repurchase Option. If a Participant is no longer employed (or in the case of a Participant who was not an employee, the date on which such Participant is no longer acting as a director or officer of, or consultant or advisor to, the Company or any of its subsidiaries) by the Company or its subsidiaries for any reason, the Employee Shares (whether held by such Participant or one or more transferees of such Participant, other than the Company or any Investor (as defined in the Stockholders Agreement)) will be subject to repurchase by the Company and the Investors (each of the aforementioned solely at their option and the latter on a pro rata basis in accordance with their respective percentage of ownership of the Company’s Common Stock on a fully diluted and as-converted basis) pursuant to the terms and conditions set forth in this Section 6.10 (the “Repurchase Option”).

(b) Repurchase Price. Following the Termination Date of any Participant, the Company and the Investors may elect to repurchase all or any portion of the Employee Shares held by such Participant at a price per share equal to (i) in the event of such Participant’s termination for Cause, at the lower of Original Cost or Fair Market Value (as of the Termination Date) and (ii) otherwise (including, but not limited to, a resignation other than for Good Reason and termination without Cause), at Fair Market Value (as of the Termination Date). Notwithstanding the foregoing, in the event that (a) Participant has previously received a dividend payment on account of Common Stock that was unvested at the time such dividend was declared (including, but not limited to, shares of Common Stock received on account of the exercise of unvested Options, shares of Common Stock received pursuant to the grant of an Award under the Plan designated as Restricted Stock, or otherwise), and (b) those shares of Common Stock do not subsequently vest prior to the time that the repurchase provisions in this Section 6.10 apply, then the repurchase price for any shares of Common Stock otherwise subject to this Section 6.10 shall be further reduced by the amount of such dividend.

(c) Repurchase Procedures. The Company may elect to exercise the Repurchase Option to purchase any amount of the Employee Shares subject to the Repurchase Option by delivering written notice (the “Company Repurchase Notice”) to the holder or holders of the Employee Shares and the Investors no later than the later of (A) 90 days after the Termination Date and (B) 90 days after the acquisition of the Employee Shares subject to repurchase. To the extent that any portion of the Employee Shares are not being repurchased by the Company, the Investors may elect to exercise the Repurchase Option to purchase up to their respective pro rata share of the remaining Employee Shares by delivering written notice (an “Investor Repurchase Notice” and together with the Company Repurchase Notice, a “Repurchase Notice”) to the holder or holders of the applicable Employee Shares within 10 business days of the expiration of the latest period during which the Company was entitled to deliver the Company Repurchase Notice. Each Repurchase Notice will set forth the number of Employee Shares to be acquired from such holder(s), the aggregate consideration to be paid for such Employee Shares and the time and place for the closing of the transaction. If any Employee Shares are held by any transferees of a Participant, the Investors and the Company, as the case may be, will purchase the shares elected to be purchased from such holder(s) of Employee Shares, pro rata according to the number of Employee Shares held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). If Employee Shares of different classes are to be purchased pursuant to the Repurchase Option and Employee Shares are held by any transferees of a Participant, the number of shares of each class of Employee Shares to be purchased will be allocated among such holders, pro rata according to the total number of Employee Shares to be purchased from such Persons.

(d) Closing. The closing of the transactions contemplated by this Section 6.10 will take place on the date designated in the applicable Repurchase Notice, which date will not be more than 90 days after the delivery of such notice. Each Investor will pay for the Employee Shares to be purchased by it by delivery of a check payable to the holder of such Employee Shares. The Company will pay for the Employee Shares to be purchased by it by first offsetting amounts outstanding under any bona fide debts owing by such Participant to the Company or any of its subsidiaries, now existing or hereinafter arising (irrespective as to whether such amounts are owing by the holder of such Employee Shares), and will pay the remainder of the purchase price by, at its option, delivery of (A) a check payable to the holder of such Employee Shares, (B) if payment in accordance with clause (A) would result in a breach or default under the Company’s debt financing agreements, if any, a subordinated promissory note with a maturity date that does not exceed three years from the closing of the transactions contemplated by this Section 6.10, payable in equal monthly installments of principal and interest during the term of the note and bearing interest at a rate per annum equal to the greater of five percent (5%) and the then applicable short term federal rate, or (C) a combination of both (A) and (B), in the aggregate amount of the purchase price for such shares. Any notes issued by the Company pursuant to this Section 6.10(d) shall be subject to any restrictive covenants to which the Company or its subsidiaries are subject at the time of such purchase. Notwithstanding anything to the contrary contained herein, all repurchases of Employee Shares by the Company will be subject to applicable restrictions contained in the corporation law of the Company’s jurisdiction of incorporation and in the Company’s and its subsidiaries’ debt and equity financing agreements. If any such restrictions prohibit the repurchase of Employee Shares hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Investors and/or the Company, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the Employee Shares, including, but not limited to, representations that such seller has good and marketable title to the Employee Shares to be transferred free and clear of all liens, claims and other encumbrances.

(e) This Section 6.10 shall terminate automatically and shall be of no further force and effect upon the earlier to occur of a consummation of a Public Offering or a Sale of the Company.

6.11 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board may, in order to prevent the dilution or enlargement of rights under outstanding Awards, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Awards and the exercise prices of outstanding Options and Legacy Options as may be determined to be appropriate and equitable, but only if such adjustment to the Option and Legacy Option would not cause the Option or Legacy Option to be treated as providing for the impermissible deferral of compensation pursuant to Code §409A (or Treasury Regulations or other official IRS guidance issued under Code §409A).

6.12 Rights of Participants. Nothing in this Plan or in any Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ or service of the Company for any period of time or to continue his present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Board in the applicable Award Agreement, in the event of any Participant’s termination of employment or service (including, but not limited to, the termination by the Company without Cause) any portion of such Participant’s Award(s) that were not previously vested and (in the case of Options) exercisable shall expire and be forfeited as of the date of such termination. No terminated employee or other service provider shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

6.13 Amendment, Suspension and Termination of Plan. The Board may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, no such amendment, suspension or termination shall materially impair the rights of Participants under outstanding Awards without the consent of the Participants affected thereby and, subject to Section 6.11, no such amendment shall increase the number of securities that may be issued by the Plan without the approval of the holders of at least 80% of the preferred stock of the Company, par value $0.01 per share. No Awards shall be granted hereunder after the tenth anniversary of the adoption of the Plan (as amended and restated).

6.14 Amendment, Modification and Cancellation of Outstanding Awards. The Board may amend or modify any Award in any manner to the extent that the Board would have had the authority under the Plan initially to grant such Award; provided that no such amendment or modification shall materially impair the rights of any Participant under any Award granted prior to the date of such amendment or modification without the consent of such Participant. With the Participant’s consent, the Board may cancel any Award and issue a new Award to such Participant.

6.15 Other Amendments. Notwithstanding any other provisions of the Plan, and in addition to the powers of amendment and modification set forth herein, the provisions hereof and the provisions of any Award granted hereunder may be amended unilaterally by the Board from time to time (but the Board shall have no obligation to do so) to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from causing any Award granted hereunder to be treated as providing for the impermissible deferral of compensation pursuant to Code §409A (or Treasury Regulations or other official IRS guidance issued under Code §409A).

6.16 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board (or any committee appointed thereby) shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Board member shall be entitled to the indemnification rights set forth in this Section 6.16 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding, a Board member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

6.17 Remedies. Each of the Company, any Participant and the Investors will be entitled to enforce its rights under this Plan specifically, to recover damages and costs (including reasonable attorneys’ fees) caused by any breach of any provision of this Plan and to exercise all other rights existing in its favor. Each Participant and the Company acknowledges and agrees that money damages may not be an adequate remedy for any breach of the provisions of this Plan and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Plan.

6.18 Notices. Any notice required or permitted under this Plan or any agreement executed and delivered in connection with this Plan shall be in writing and shall be either personally delivered, or mailed by first class mail, return receipt requested, to any Participant at the address indicated in the Company’s records for such Person, and to the Company at the address below indicated:

Notices to the Company:

GoodRx Holdings, Inc.

233 Wilshire Blvd.

Santa Monica, CA 90401

Attention: Gracye Cheng, General Counsel and VP

With a copy to

Francisco Partners

One Letterman Drive

Building C, Suite 410

San Francisco, CA 94129

Attention: Chris Adams and Adam Solomon

Fax: (415) 418-2999

Spectrum Equity

140 New Montgomery, 20th Fl.

San Francisco, CA 94105

Attn: Stephen LeSieur

Fax: (415) 464-4600

Kirkland & Ellis LLP

3330 Hillview Avenue,

Palo Alto, California 94304

Attention: Adam D. Phillips, P.C.

Fax: (650) 859-7500

and

Kirkland & Ellis LLP

555 California Street, 27th Fl.

San Francisco, CA 94103

Attn: David L.Dixon, P.C.

Fax: (415) 439-1500

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Plan shall be deemed to have been given when so delivered or mailed.

6.19 Definition of Employee Shares. For all purposes of this Plan, Employee Shares will continue to be Employee Shares in the hands of any holder other than such Participant (except for the Company, the Investors (as defined in the Stockholders Agreement) or purchasers pursuant to an offering registered under the Securities Act or purchasers pursuant to a Rule 144 transaction (other than a Rule 144(k) transaction occurring prior to the time of a closing of an IPO)), and each such other holder of Employee Shares will succeed to all rights and obligations attributable to such Participant as a holder of Employee Shares hereunder and under any separate written agreement between the Company and such Participant. Employee Shares will also include shares of the Company’s capital stock issued with respect to Employee Shares by way of a share split, share dividend or other recapitalization.

6.20 Governing Law. All issues concerning this Plan will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision of rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the Company and each Participant submits to the co-exclusive jurisdiction of the United States District Court and any Delaware state court sitting in Wilmington, Delaware over any lawsuit under this Plan and waives any objection based on venue or forum non conveniens with respect to any action instituted therein. Each of the Company and each Participant waives the necessity for personal service of any and all process upon it and consents that all such service of process may be made by registered or certified mail (return receipt requested), in each case directed to such party in accordance with the notice requirements set forth in this Plan, and service so made will be deemed to be completed on the date of actual receipt. Each of the Company and each Participant consents to service of process as aforesaid. Nothing in this Plan will prohibit personal service in lieu of the service by mail contemplated herein.

*                *                 *                *

VESTED ONLY

GOODRX HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

[NAME]

Address: ________________

                ________________

You have been granted an option to purchase Common Stock of GoodRx Holdings, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	See eshares

Exercise Price Per Share:	See eshares

Total Number of Shares of Common Stock (the “Shares”):	See eshares

Type of Option:	Nonstatutory Stock Option

Expiration Date:	See eshares. This Option expires earlier if Optionee’s service terminates earlier, as provided in the Option Agreement.

Vesting Commencement Date:	See eshares

Exercisability:	Only vested Shares may be exercised.

Vesting/Exercise Schedule:	See eshares. Acceleration – yes, see eshares.

Termination Period:	The Option may be exercised for one (1) month after termination of employment or consulting relationship except as set out in Section 3 of the Option Agreement (but in no event after the Expiration Date). Optionee is solely responsible for keeping track of these exercise periods following termination for any reason of his or her relationship with the Company. The Company will not provide further notice of such periods.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the GoodRx Holdings, Inc. Third Amended and Restated 2015 Equity Incentive Plan and Option Agreement, both of which are attached to and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees and agents shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Sale of the Company) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS.

THE COMPANY:

GOODRX HOLDINGS, INC.

By:

(Signature)

Name:

Title:

OPTIONEE:

[NAME]

(Signature)

Address:

2

OPTION AGREEMENT

GOODRX HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

This Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant (the “Grant Notice”) by and between GoodRx Holdings, Inc., a Delaware corporation (together with any successor thereto, the “Company”), and the optionee named on the Grant Notice (the “Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the GoodRx Holdings, Inc. Third Amended and Restated 2015 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.

1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company (the “Common Stock”) set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan.

2. EXERCISE PERIOD.

2.1. Exercise Period of Option. Subject to the conditions set forth in this Agreement, this Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

2.2. Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are referred to herein as “Vested Shares.” Shares with respect to which this Option is not vested or exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are referred to herein as “Unvested Shares.”

2.3. Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.

3. TERMINATION.

3.1. Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee’s service as an executive, director, consultant, other service provider or key employee of the Company (“Service”) is terminated other than for Cause, if Optionee’s Service is terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than one (1) month after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).

3

3.2. Termination Because of Death or Disability. If Optionee’s Service is terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date Optionee’s Service terminates for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than six (6) months after Optionee’s Termination Date, but in no event later than the Expiration Date.

3.3. Termination for Cause. If Optionee’s Service terminates for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Board. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

3.4. No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or limit in any way the right of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4. MANNER OF EXERCISE.

4.1. Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Board from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Vested Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option, (iv) any other agreements required by the Company, and (v) Optionee’s obligation to execute and deliver certain Stock Powers and Assignments Separate from Stock Certificate to the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.

4

4.2. Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

4.3. Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check or wire transfer), or where permitted by law:

(a) by surrender of shares of the Company held for at least six months by the Optionee that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;

(b) provided that a public market for the Common Stock exists, subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(c) by any combination of the foregoing or any other method of payment approved by the Board that constitutes legal consideration for the issuance of Shares.

4.4. Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Board permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code (“Section 25102(o)”) and Rule 701 et seq. promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (“Rule 701”). Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or

5

amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission (“SEC”), any state securities commission or any stock exchange to effect such compliance.

6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7. RESTRICTIONS ON TRANSFER OF SHARES.

7.1. General. Optionee agrees that Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of (including, without limitation, a transfer by gift or operation of law)(collectively “Transfer”) any of the Shares (or any interest therein) unless and until:

(a) Optionee shall have notified the Company of the proposed Transfer and provided a written summary of the terms and conditions of the proposed disposition;

(b) Optionee shall have complied with all requirements of this Agreement, the Company’s Bylaws and Certificate of Incorporation, the Stockholders Agreement and other agreements applicable to the Transfer of the Shares;

(c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, which may include without limitation an opinion of counsel, that (i) the proposed disposition does not require registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”) or under any applicable state securities laws and (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and

(d) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, which may include without limitation an opinion of counsel, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.

6

7.2. Restriction on Transfer. Optionee shall not Transfer any of the Shares (or any interest therein) which are subject to the Company’s Repurchase Option or the Stockholders Agreement, except as permitted by this Agreement and the Stockholders Agreement.

7.3. Transferee Obligations. Each person (other than the Company) to whom the Shares (or any interest therein) are Transferred by means of one of the permitted transfers specified in this Agreement or the Stockholders Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing satisfactory to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) each the Company’s Repurchase Option and the Stockholders Agreement and (ii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.

8. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or Transfer, or agree to engage in any of the foregoing transactions with respect to, any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Optionee hereby agrees to be bound by similar restrictions, and to sign a similar agreement as may be requested by the underwriters, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement. In order to enforce the foregoing covenants, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period.

7

9. STOCKHOLDERS AGREEMENT.

Concurrent with Optionee’s exercise of all or any portion of the Option, Optionee and, if married, his or her spouse, shall execute and deliver to the Company a counterpart to the Stockholders Agreement, as amended, binding the Optionee and his or her spouse to the terms contained therein. If Optionee becomes legally married (whether in the first instance or to a different spouse) subsequent to the exercise of all or any portion of the Option, but prior to the Termination Date, Optionee shall cause Optionee’s spouse to execute and deliver to the Company a counterpart to the Stockholders Agreement, as amended. In the event of a conflict between such Stockholders Agreement, the Plan and this Agreement, the Stockholders Agreement shall prevail.

10. REPURCHASE OPTION.

10.1. Repurchase Option. If Optionee is no longer employed (or in the case of an Optionee who was not an employee, the date on which such Optionee is no longer acting as a director or officer of, or consultant or advisor to, the Company or any of its subsidiaries) by the Company or its subsidiaries for any reason, the Shares (whether held by such Optionee or one or more transferees of such Optionee, other than the Company or any Investor (as defined in the Stockholders Agreement)) will be subject to repurchase by the Company and the Investors (each of the aforementioned solely at their option and the latter on a pro rata basis in accordance with their respective percentage of ownership of the Company’s Common Stock on a fully diluted and as-converted basis) pursuant to the terms and conditions set forth in this Section 10 (the “Repurchase Option”).

10.2. Repurchase Price. Following the Termination Date of any Optionee, the Company and the Investors may elect to repurchase all or any portion of the Shares held by such Optionee at a price per share equal to (i) in the event of such Optionee’s termination for Cause, at the lower of Original Cost or Fair Market Value (as of the Termination Date) and (ii) otherwise (including, but not limited to, a resignation other than for Good Reason and termination without Cause), at Fair Market Value (as of the Termination Date).

10.3. Repurchase Procedures. The Company may elect to exercise the Repurchase Option to purchase any amount of the Shares subject to the Repurchase Option by delivering written notice (the “Company Repurchase Notice”) to the holder or holders of the Shares and the Investors no later than the later of (A) 90 days after the Termination Date and (B) 90 days after the acquisition of the Shares subject to repurchase. To the extent that any portion of the Shares are not being repurchased by the Company, the Investors may elect to exercise the Repurchase Option to purchase up to their respective pro rata share of the remaining Shares by delivering written notice (an “Investor Repurchase Notice” and together with the Company Repurchase Notice, a “Repurchase Notice”) to the holder or holders of the applicable Shares within 10 business days of the expiration of the latest period during which the Company was entitled to deliver the Company Repurchase Notice. Each Repurchase Notice will set forth the number of Shares to be acquired from such holder(s), the aggregate consideration to be paid for such Shares and the time and place for the closing of the transaction. If any Shares are held by any transferees of Optionee, the Investors and the Company, as the case may be, will purchase the Shares elected to be purchased from such holder(s) of Shares, pro rata according to the number of Shares held by such holder(s) at the time of delivery of such Repurchase Notice (determined as

8

nearly as practicable to the nearest share). If Shares of different classes are to be purchased pursuant to the Repurchase Option and Shares are held by any transferees of Optionee, the number of Shares of each class of Shares to be purchased will be allocated among such holders, pro rata according to the total number of Shares to be purchased from such Persons.

10.4. Closing. The closing of the transactions contemplated by this Section 10 will take place on the date designated in the applicable Repurchase Notice, which date will not be more than 90 days after the delivery of such notice. Each Investor will pay for the Shares to be purchased by it by delivery of a check payable to the holder of such Shares. The Company will pay for the Shares to be purchased by it by first offsetting amounts outstanding under any bona fide debts owing by such Optionee to the Company or any of its subsidiaries, now existing or hereinafter arising (irrespective as to whether such amounts are owing by the holder of such Shares), and will pay the remainder of the purchase price by, at its option, delivery of (A) a check payable to the holder of such Shares, (B) if payment in accordance with clause (A) would result in a breach or default under the Company’s debt financing agreements, if any, a subordinated promissory note with a maturity date that does not exceed three years from the closing of the transactions contemplated by this Section 10, payable in equal monthly installments of principal and interest during the term of the note and bearing interest at a rate per annum equal to the greater of five percent (5%) and the then applicable short term federal rate, or (C) a combination of both (A) and (B), in the aggregate amount of the purchase price for such Shares. Any notes issued by the Company pursuant to this Section 10 shall be subject to any restrictive covenants to which the Company or its subsidiaries are subject at the time of such purchase. Notwithstanding anything to the contrary contained herein, all repurchases of Shares by the Company will be subject to applicable restrictions contained in the corporation law of the Company’s jurisdiction of incorporation and in the Company’s and its subsidiaries’ debt and equity financing agreements. If any such restrictions prohibit the repurchase of Shares hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Investors and/or the Company, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the Shares, including, but not limited to, representations that such seller has good and marketable title to the Shares to be transferred free and clear of all liens, claims and other encumbrances.

10.5. This Section 10 shall terminate automatically and shall be of no further force and effect upon the earlier to occur of a consummation of a Public Offering or a Sale of the Company.

11. RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or rights under the Stockholders Agreement. Upon an exercise of the rights under the Stockholders Agreement or Repurchase Option, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement and the Stockholders Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

9

12. ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form attached to the Exercise Agreement (the “Stock Powers”), both executed by Optionee (and Optionee’s spouse, if any) (with the transferee, certificate number, date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of both of the Stockholders Agreement and Repurchase Option.

13. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

13.1. Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, the Stockholders Agreement any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

10

(b) THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 7, 2015, AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, AS THE SAME MAY BE AMENDED OR MODIFIED FROM TIME TO TIME. A COPY OF SUCH STOCKHOLDERS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

(c) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE REPURCHASE OPTION, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(d) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

13.2. Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13.3. Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

14. WAIVER OF STATUTORY INFORMATION RIGHTS. Optionee acknowledges and understands that, but for the waiver made herein, Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed

11

with and declared effective by the SEC under the Securities Act, Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Optionee in Optionee’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Optionee under any written agreement with the Company.

15. GENERAL PROVISIONS.

15.1. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

15.2. Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter. This Agreement may only be modified or amended in writing signed by the Company and Optionee.

16. NOTICES.

17. Any notice required or permitted under this Agreement or any agreement executed and delivered in connection with this Agreement shall be in writing and shall be either personally delivered, or mailed by first class mail, return receipt requested, to Purchaser at the address indicated in the Company’s records for such Person, and to the Company at the address below indicated:

Notices to the Company:

GoodRx Holdings, Inc.

c/o Francisco Partners

One Letterman Drive

Building C, Suite 410

San Francisco, CA 94129

Attention: Chris Adams and Adam Solomon

Fax: (415) 418-2999

and

GoodRx Holdings, Inc.

c/o Spectrum Equity

140 New Montgomery, 20th Fl.

San Francisco, CA 94105

Attn: Stephen LeSieur

Fax: (415) 464-4600

12

With a copy to:

M&H, LLP

525 Middlefield Road, Suite 250

Menlo Park, California 94025

Attention: Kerry Smith

Fax: (650) 3317001

18. or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or mailed.

19. SUCCESSORS AND ASSIGNS. The Company may, in its sole discretion, assign any of its rights under this Agreement and the Stockholders Agreement including its rights to purchase Shares under both the Right of Repurchase and Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions set forth herein and in the Stockholders Agreement, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.

20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

21. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

22. TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

24. SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or

13

unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

* * * * *

Attachments:

Annex A: Form of Stock Option Exercise Notice and Agreement

14

ANNEX A

FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

15

ANNEX A

VESTED ONLY

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

GOODRX HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

*NOTE: You must sign this Notice on Page 4 before submitting it to GoodRx Holdings, Inc. (the “Company”).

OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION: Please provide this information on the option being exercised ( the “Option”):

Date of Grant:	Type of Stock Option:

Exercise Price per Share: $	☒ Nonqualified (NQSO)

Total number of shares of Common Stock of the Company subject to the Option:

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the Option is now being exercised:                      . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price being paid for the Purchased Shares: $

Form of payment enclosed [check all that apply] :

☐	Check for $ , payable to “GoodRx Holdings, Inc.”

☐	Wire transfer to the Company for $ .

☐	Other form of consideration as permitted by the Option Agreement. Please describe:

AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By signing this Stock Option Exercise Notice and Agreement, Optionee hereby agrees with, and represents to, the Company as follows:

2.

Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of the Option subject to all other terms and conditions of the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s Third Amended and Restated 2015 Equity Incentive Plan, as it may be amended (the “Plan”).

3.

Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.

4.

Restrictions on Transfer; Rule 144. I acknowledge that the Purchased Shares are subject to the restrictions on Transfer set forth in the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction;” and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.

Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

6.

Stockholders Agreement; Repurchase Option; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Stockholders Agreement, as amended, the Company’s Repurchase Option and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the Notice of Stock Option Grant and the Option Agreement that govern the Option

7.

Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, unfavorable tax consequences may occur.

8.	Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own advisor to determine the tax consequences of acquiring the Purchased Shares at this time.

2

9.

Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from Section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Common Stock at the time the option was granted by the Board. Since shares of the Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

10.

Stock Powers. As security for my faithful performance of this Agreement, including the Notice of Stock Option Grant and the Option Agreement, I (and my spouse, if any) have executed and deliver herewith two copies of the Stock Power and Assignment Separate from Stock Certificate, in the form attached hereto as Exhibit 1 (with the date and number of shares left blank) (the “Stock Powers”).

11.

Confidentiality. To the extent not covered by an existing agreement concerning confidentiality or non-disclosure between me and the Company, I agree that I shall at all times hold in strict confidence and not disclose to any individual or entity, and shall not use for any purpose other than for the benefit of the Company, all non-public information of the Company received by me (including without limitation information disclosed to me in connection with the Option Agreement, exercise of my option, or my being an option holder or stockholder of the Company) except upon the prior written authorization of the Company.

12.

Escrow. Immediately upon receipt of the stock certificate evidencing the Shares, I will deliver such certificate to the Escrow Holder to be held in escrow in accordance with the terms of the Notice of Stock Option Grant and the Option Agreement and this Agreement.

13.

Consent of Spouse. As a further condition to the Company’s obligations under this Agreement, I deliver herewith the Consent of Spouse attached hereto as Exhibit 2 executed by my spouse (or appropriated marked and executed by me if I do not have a spouse).

14.

California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

15.

Tax Withholding. As a condition of exercising the Option, I agree to make adequate provision for foreign, federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.

3

16.

IMPORTANT NOTE: I HAVE REVIEWED WITH MY OWN TAX ADVISORS THEFEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THIS INVESTMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. I AM RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ITS AGENTS.

The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement and agrees to be bound by its terms

SIGNATURE: [NAME]	DATE:

Attachments:

Exhibit 1 – Stock Powers and Assignments Separate from Stock Certificate

Exhibit 2 – Spousal Consent

[Signature Page to Stock Option Exercise Notice and Agreement]

4

EXHIBIT 1

STOCK POWERS AND ASSIGNMENTS SEPARATE FROM STOCK CERTIFICATE

5

Stock Power And Assignment

Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Notice and Agreement, dated as of                          (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                          (“Purchaser”),                  shares of the Common Stock of GoodRx Holdings, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                          delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO .

Dated:

(Signature)

(Please Print Name)

(Signature)(Purchaser’s Spouse)

(Please Print Name)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its rights under the Agreement, as set forth in the Agreement, without requiring additional signatures on the part of Purchaser or Purchaser’s Spouse.

6

Stock Power And Assignment

Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Notice and Agreement, dated as of                          (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                      (“Purchaser”),              shares of the Common Stock of GoodRx Holdings, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                         delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO .

Dated:

(Signature)

(Please Print Name)

(Signature)(Purchaser’s Spouse)

(Please Print Name)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its rights under the Agreement, as set forth in the Agreement, without requiring additional signatures on the part of Purchaser or Purchaser’s Spouse.

7

EXHIBIT 2

CONSENT OF SPOUSE

8

CONSENT OF SPOUSE

The undersigned spouse hereby acknowledges that I have read the following plans, arrangements and agreements to which my spouse is a party or subject:

GoodRx Holdings, Inc. [Option][Stock] Agreement, dated                          ,

GoodRx Holdings, Inc. Third Amended and Restated 2015 Equity Incentive Plan (the “Plan”)

and that I understand their contents. I am aware that such plans, arrangements and agreements (i) provide for the repurchase, under certain circumstances, of any and all shares of capital stock of GoodRx Holdings, Inc., a Delaware corporation (the “ Company “), that are ever acquired by my spouse pursuant to the Plan and (ii) impose certain obligations upon my spouse and restrictions on transfer of my spouse’s shares of capital stock of the Company under certain circumstances. I agree that my spouse’s interest in the capital stock of the Company is subject to the documents referred to above and the other agreements referred to therein and any interest I may have in the Company or in such capital stock shall be irrevocably bound by these agreements and the other agreements referred to therein, and further agree that any community property interest of mine (if any) shall be similarly bound by these agreements.

For the benefit of the Company (which is relying hereon), the undersigned spouse irrevocably constitutes and appoints, on behalf of himself or herself and his or her heirs, legatees and assigns,                                                                   , who is the spouse of the undersigned (the “Participant”), as the undersigned’s true and lawful attorney and proxy in his or her name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all shares or capital stock or options to acquire capital stock of the Company in which the undersigned now has or hereafter acquires any interest and in any and all shares of the Company now or hereafter held of record by the Participant (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all shares of capital stock or options to acquire capital stock of the Company), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Participant, or dissolution of marriage and this proxy will not terminate without consent of the Participant and the Company.

Plan Participant:	Spouse of Plan Participant:

Signature:	Signature:

Printed Name:	Printed Name:

[    ] I do not have a spouse.

Sign if box above is checked

                                                 NAME:

9

VESTED ONLY

GOODRX HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

[NAME]

Address:

You have been granted an option to purchase Common Stock of GoodRx Holdings, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	See eshares

Exercise Price Per Share:	See eshares

Total Number of Shares of Common Stock (the “Shares”):	See eshares

Type of Option:	Nonstatutory Stock Option

Expiration Date:	See eshares. This Option expires earlier if Optionee’s service terminates earlier, as provided in the Option Agreement.

Vesting Commencement Date:	See eshares

Exercisability:	Only vested Shares may be exercised.

Vesting/Exercise Schedule:	See eshares

Termination Period:	The Option may be exercised for one (1) month after termination of employment or consulting relationship except as set out in Section 3 of the Option Agreement (but in no event after the Expiration Date). Optionee is solely responsible for keeping track of these exercise periods following termination for any reason of his or her relationship with the Company. The Company will not provide further notice of such periods.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the GoodRx Holdings, Inc. Third Amended and Restated 2015 Equity Incentive Plan and Option Agreement, both of which are attached to and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees and agents shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Sale of the Company) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS.

THE COMPANY:

GOODRX HOLDINGS, INC.

By:

(Signature)

Name:

Title:

OPTIONEE:

[NAME]

(Signature)

Address:

OPTION AGREEMENT

GOODRX HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

This Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant (the “Grant Notice”) by and between GoodRx Holdings, Inc., a Delaware corporation (together with any successor thereto, the “Company”), and the optionee named on the Grant Notice (the “Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the GoodRx Holdings, Inc. Third Amended and Restated 2015 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.

1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company (the “Common Stock”) set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan.

2. EXERCISE PERIOD.

2.1 Exercise Period of Option. Subject to the conditions set forth in this Agreement, this Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

2.2 Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are referred to herein as “Vested Shares.” Shares with respect to which this Option is not vested or exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are referred to herein as “Unvested Shares.”

2.3 Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.

3. TERMINATION.

3.1 Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee’s service as an executive, director, consultant, other service provider or key employee of the Company (“Service”) is terminated other than for Cause, if Optionee’s Service is terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than one (1) month after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).

3.2 Termination Because of Death or Disability. If Optionee’s Service is terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date Optionee’s Service terminates for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than six (6) months after Optionee’s Termination Date, but in no event later than the Expiration Date.

3.3 Termination for Cause. If Optionee’s Service terminates for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Board. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or limit in any way the right of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4. MANNER OF EXERCISE.

4.1 Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Board from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Vested Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option, (iv) any other agreements required by the Company, and (v) Optionee’s obligation to execute and deliver certain Stock Powers and Assignments Separate from Stock Certificate to the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.

4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check or wire transfer), or where permitted by law:

(a) by surrender of shares of the Company held for at least six months by the Optionee that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;

(b) provided that a public market for the Common Stock exists, subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(c) by any combination of the foregoing or any other method of payment approved by the Board that constitutes legal consideration for the issuance of Shares.

4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Board permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code (“Section 25102(o)”) and Rule 701 et seq. promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (“Rule 701”). Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission (“SEC”), any state securities commission or any stock exchange to effect such compliance.

6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7. RESTRICTIONS ON TRANSFER OF SHARES.

7.1 General. Optionee agrees that Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of (including, without limitation, a transfer by gift or operation of law)(collectively “Transfer”) any of the Shares (or any interest therein) unless and until:

(a) Optionee shall have notified the Company of the proposed Transfer and provided a written summary of the terms and conditions of the proposed disposition;

(b) Optionee shall have complied with all requirements of this Agreement, the Company’s Bylaws and Certificate of Incorporation, the Stockholders Agreement and other agreements applicable to the Transfer of the Shares;

(c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, which may include without limitation an opinion of counsel, that (i) the proposed disposition does not require registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”) or under any applicable state securities laws and (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and

(d) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, which may include without limitation an opinion of counsel, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.

7.2 Restriction on Transfer. Optionee shall not Transfer any of the Shares (or any interest therein) which are subject to the Company’s Repurchase Option or the Stockholders Agreement, except as permitted by this Agreement and the Stockholders Agreement.

7.3 Transferee Obligations. Each person (other than the Company) to whom the Shares (or any interest therein) are Transferred by means of one of the permitted transfers specified in this Agreement or the Stockholders Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing satisfactory to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) each the Company’s Repurchase Option and the Stockholders Agreement and (ii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.

8. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or Transfer, or agree to engage in any of the foregoing transactions with respect to, any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Optionee hereby agrees to be bound by similar restrictions, and to sign a similar agreement as may be requested by the underwriters, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement. In order to enforce the foregoing covenants, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period.

9. STOCKHOLDERS AGREEMENT

Concurrent with Optionee’s exercise of all or any portion of the Option, Optionee and, if married, his or her spouse, shall execute and deliver to the Company a counterpart to the Stockholders Agreement, as amended, binding the Optionee and his or her spouse to the terms contained therein. If Optionee becomes legally married (whether in the first instance or to a different spouse) subsequent to the exercise of all or any portion of the Option, but prior to the Termination Date, Optionee shall cause Optionee’s spouse to execute and deliver to the Company a counterpart to the Stockholders Agreement, as amended. In the event of a conflict between such Stockholders Agreement, the Plan and this Agreement, the Stockholders Agreement shall prevail.

10. REPURCHASE OPTION.

10.1 Repurchase Option. If Optionee is no longer employed (or in the case of an Optionee who was not an employee, the date on which such Optionee is no longer acting as a director or officer of, or consultant or advisor to, the Company or any of its subsidiaries) by the Company or its subsidiaries for any reason, the Shares (whether held by such Optionee or one or more transferees of such Optionee, other than the Company or any Investor (as defined in the Stockholders Agreement)) will be subject to repurchase by the Company and the Investors (each of the aforementioned solely at their option and the latter on a pro rata basis in accordance with their respective percentage of ownership of the Company’s Common Stock on a fully diluted and as-converted basis) pursuant to the terms and conditions set forth in this Section 10 (the “Repurchase Option”).

10.2 Repurchase Price. Following the Termination Date of any Optionee, the Company and the Investors may elect to repurchase all or any portion of the Shares held by such Optionee at a price per share equal to (i) in the event of such Optionee’s termination for Cause, at the lower of Original Cost or Fair Market Value (as of the Termination Date) and (ii) otherwise (including, but not limited to, a resignation other than for Good Reason and termination without Cause), at Fair Market Value (as of the Termination Date).

10.3 Repurchase Procedures. The Company may elect to exercise the Repurchase Option to purchase any amount of the Shares subject to the Repurchase Option by delivering written notice (the “Company Repurchase Notice”) to the holder or holders of the Shares and the Investors no later than the later of (A) 90 days after the Termination Date and (B) 90 days after the acquisition of the Shares subject to repurchase. To the extent that any portion of the Shares are not being repurchased by the Company, the Investors may elect to exercise the Repurchase Option to purchase up to their respective pro rata share of the remaining Shares by delivering written notice (an “Investor Repurchase Notice” and together with the Company Repurchase Notice, a “Repurchase Notice”) to the holder or holders of the applicable Shares within 10 business days of the expiration of the latest period during which the Company was entitled to deliver the Company Repurchase Notice. Each Repurchase Notice will set forth the number of Shares to be acquired from such holder(s), the aggregate consideration to be paid for such Shares and the time and place for the closing of the transaction. If any Shares are held by any transferees of Optionee, the Investors and the Company, as the case may be, will purchase the Shares elected to be purchased from such holder(s) of Shares, pro rata according to the number of Shares held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). If Shares of different classes are to be purchased pursuant to the Repurchase Option and Shares are held by any transferees of Optionee, the number of Shares of each class of Shares to be purchased will be allocated among such holders, pro rata according to the total number of Shares to be purchased from such Persons.

10.4 Closing. The closing of the transactions contemplated by this Section 10 will take place on the date designated in the applicable Repurchase Notice, which date will not be more than 90 days after the delivery of such notice. Each Investor will pay for the Shares to be purchased by it by delivery of a check payable to the holder of such Shares. The Company will pay for the Shares to be purchased by it by first offsetting amounts outstanding under any bona fide debts owing by such Optionee to the Company or any of its subsidiaries, now existing or hereinafter arising (irrespective as to whether such amounts are owing by the holder of such Shares), and will pay the remainder of the purchase price by, at its option, delivery of (A) a check payable to the holder of such Shares, (B) if payment in accordance with clause (A) would result in a breach or default under the Company’s debt financing agreements, if any, a subordinated promissory note with a maturity date that does not exceed three years from the closing of the transactions contemplated by this Section 10, payable in equal monthly installments of principal and interest during the term of the note and bearing interest at a rate per annum equal to the greater of five percent (5%) and the then applicable short term federal rate, or (C) a combination of both (A) and (B), in the aggregate amount of the purchase price for such Shares. Any notes issued by the Company pursuant to this Section 10 shall be subject to any restrictive covenants to which the Company or its subsidiaries are subject at the time of such purchase. Notwithstanding anything to the contrary contained herein, all repurchases of Shares by the Company will be subject to applicable restrictions contained in the corporation law of the Company’s jurisdiction of incorporation and in the Company’s and its subsidiaries’ debt and equity financing agreements. If any such restrictions prohibit the repurchase of Shares hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Investors and/or the Company, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the Shares, including, but not limited to, representations that such seller has good and marketable title to the Shares to be transferred free and clear of all liens, claims and other encumbrances.

10.5 This Section 10 shall terminate automatically and shall be of no further force and effect upon the earlier to occur of a consummation of a Public Offering or a Sale of the Company.

11. RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or rights under the Stockholders Agreement. Upon an exercise of the rights under the Stockholders Agreement or Repurchase Option, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement and the Stockholders Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

12. ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form attached to the Exercise Agreement (the “Stock Powers”), both executed by Optionee (and Optionee’s spouse, if any) (with the transferee, certificate number, date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of both of the Stockholders Agreement and Repurchase Option.

13. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

13.1 Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, the Stockholders Agreement any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b) THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 7, 2015, AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, AS THE SAME MAY BE AMENDED OR MODIFIED FROM TIME TO TIME. A COPY OF SUCH STOCKHOLDERS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

(c) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE REPURCHASE OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE REPURCHASE OPTION, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(d) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

13.2 Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

14. WAIVER OF STATUTORY INFORMATION RIGHTS. Optionee acknowledges and understands that, but for the waiver made herein, Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act, Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Optionee in Optionee’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Optionee under any written agreement with the Company.

15. GENERAL PROVISIONS.

15.1 Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

15.2 Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter. This Agreement may only be modified or amended in writing signed by the Company and Optionee.

16. NOTICES.

(a) Any notice required or permitted under this Agreement or any agreement executed and delivered in connection with this Agreement shall be in writing and shall be either personally delivered, or mailed by first class mail, return receipt requested, to Purchaser at the address indicated in the Company’s records for such Person, and to the Company at the address below indicated:

Notices to the Company:

GoodRx Holdings, Inc.

c/o Francisco Partners

One Letterman Drive

Building C, Suite 410

San Francisco, CA 94129

Attention: Chris Adams and Adam Solomon

Fax: (415) 418-2999

And

GoodRx Holdings, Inc.

c/o Spectrum Equity

140 New Montgomery, 20th Fl.

San Francisco, CA 94105

Attn: Stephen LeSieur

Fax: (415) 464-4600

With a copy to:

M&H, LLP

525 Middlefield Road, Suite 250

Menlo Park, California 94025

Attention: Kerry Smith

Fax: (650) 3317001

(b) or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or mailed.

17. SUCCESSORS AND ASSIGNS. The Company may, in its sole discretion, assign any of its rights under this Agreement and the Stockholders Agreement including its rights to purchase Shares under both the Right of Repurchase and Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions set forth herein and in the Stockholders Agreement, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.

18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

19. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

20. TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

22. SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

* * * * *

Attachments:

Annex A: Form of Stock Option Exercise Notice and Agreement

ANNEX A

FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT